UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

Synaptogenix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-249434	46-1585656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor
New York, New York 10036
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On January 21, 2021, Synaptogenix, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) to issue (a) an aggregate of 9,335,533 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and/or prefunded warrants to purchase shares of Common Stock at an exercise price of $0.01 per share (the “Pre-Funded Warrants”), (b) Series E warrants to purchase 9,335,533 shares of Common Stock, with an exercise price of $2.1275 per share (subject to adjustment), for a period of twelve months from the date of an effective registration statement (the “Series E Warrants”) and (c) Series F warrants to purchase up to an aggregate of 9,335,533 shares of Common stock, with an exercise price of $1.725 per share (subject to adjustment), for a period of five years from the date of issuance (the “Series F Warrants” and together with the Series E Warrants, the “Warrants”) at a combined purchase price of $1.50 per share of Common Stock and Warrants (the “Offering”). The Company expects to receive total gross proceeds of approximately $14,000,000 in Offering.

The Company intends to use the proceeds from the Offering to complete its current Phase 2 clinical trial for Alzheimer’s disease (“AD”), possible additional future AD trials, the use of Bryostatin for other possible indications, and for general corporate purposes.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) on January 21, 2021. Under the terms of the Registration Rights Agreement, the Company agreed to register the shares of Common Stock and the shares of Common Stock issuable upon exercise of the Warrants and the Pre-Funded Warrants sold to the Buyers pursuant to the Purchase Agreement. The Company is required to file a registration statement for the resale of such securities within 30 days following the closing date and to use its commercially reasonable efforts to cause each such registration statement to be declared effective no later than the earlier of (i) 120 days following the closing date (or 150 days following the closing date if the Securities and Exchange Commission causes a delay) and (ii) the fifth business day after the Company is notified that the registration statement will not be further reviewed. The Company may incur liquidated damages if it does not meet certain deadlines with respect to its registration obligations under the Registration Rights Agreement or if certain other events occur. The Company also agreed to other customary obligations regarding registration, including indemnification and maintenance of the effectiveness of the registration statement.

Placement Agent Compensation

In connection with the Offering, pursuant to an Engagement Letter, dated January 21, 2021 (the “Engagement Letter”), between the Company and Katalyst Securities LLC (“Katalyst”) and a Placement Agency Agreement, dated January 21, 2021 (the “Placement Agreement” and, together with the Engagement Letter, the “Placement Agent Agreements”), between the Company and GP Nurmenkari Inc. (“GPN” and, together with Katalyst, the “Placement Agents”), the Company has agreed to pay the Placement Agents (i) a cash fee equal to ten percent (10%) of the gross proceeds from any sale of securities in the Offering sold to Purchasers introduced by the Placement Agent and (ii) warrants to purchase shares of Common Stock equal to ten percent (10%) of the number of shares of Common Stock sold to Purchasers introduced by the Placement Agent, with an exercise price of $1.725 per share and a five-year term (the “Broker Warrants”).

The securities under the Purchase Agreement were offered and sold and will be offered and sold, and the Broker Warrants were issued and will be issued, in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Engagement Letter, the Placement Agency Agreement, the Series E Warrants, the Series F Warrants, the Pre-Funded Warrants and the Broker Warrants, are qualified in their entirety by reference to the full text of each of such documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference herein in its entirety.

Item 8.01	Other Events

On January 21, 2021, the Company issued a press release announcing the Offering. A copy of the press release is attached Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Series E Warrant
4.2	Form of Series F Warrant
4.3	Form of Pre-Funded Warrant
4.4	Form of Broker Warrant
10.1	Securities Purchase Agreement, dated January 21, 2021, by and among Synaptogenix, Inc. and the Buyers signatory thereto
10.2	Registration Rights Agreement, dated January 21, 2021, by and among Synaptogenix, Inc. and the Buyers signatory thereto
10.3	Engagement Letter, dated January 20, 2021, by and between Synaptogenix, Inc. and Katalyst Securities LLC
10.4	Placement Agency Agreement, dated January 21, 2021, by and between Synaptogenix, Inc., and GP Nurmenkari Inc.
99.1	Press Release of Synaptogenix, Inc., dated January 21, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTOGENIX, INC.

Date: January 22, 2021	By:	/s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer